Capital Group U.S. Equity FundSM

Supplement

November 29, 2019

(for summary and statutory prospectuses
dated November 8, 2019, as supplemented
to date)

The bar chart in the “Investment results” section of the summary prospectus and statutory prospectus has been replaced in its entirety as follows:

Keep this supplement with your summary prospectus and statutory prospectus.

Lit. No. MFGEBS-373-1119P Printed in USA CGD/AFD/10039-S75801